Exhibit 4.1

_ DELAWARE _SEALSWEETGREEN, INC. CORPORATE October 21, 2009 SG FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF Sweetgreen, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: This certifies that is the record holder of INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (BROOKLYN, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER CUSIP 87043Q 10 8 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenant sin common COM PROP – as community property UN IF GIFT MIN ACT – ......................... Custodian .........................(Cust) (Minor) under Uniform Gifts to MinorsAct..............................................................................(State)UNIF TRF MIN ACT – ................. Custodian (until age ..................)(Cust)..................................... under Uniform Transfers (Minor) to Minors Act............................................................(State) FOR VALUE RECEIVED, _____________________________________________________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appointattorney-in-factto transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATS OEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATU REGUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOTACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.Signature(s) Guaranteed: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) XX